UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2018

Knowles Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36102	90-1002689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1151 Maplewood Drive, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 250-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On February 21, 2018, the Board of Directors (the “Board”) of Knowles Corporation (the “Company”), upon recommendation of the Governance and Nominating Committee of the Board (the “Governance Committee”), appointed Ye Jane Li as a director, increasing the size of the Board from nine to ten members. Ms. Li will serve as a Class II director and will hold office until the Company’s 2018 Annual Meeting of Stockholders to be held on May 1, 2018, or until her successor is duly elected and qualified. Upon recommendation of the Governance Committee of the Board, Ms. Li was also appointed to serve on the Audit Committee and the Governance Committee.

The Board has determined that Ms. Li meets the standards of independence under the Company’s Standards for Director Independence, as well as applicable rules of the NYSE, the SEC and the Securities Exchange Act of 1934. There is no arrangement or understanding between Ms. Li and any other person pursuant to which she was selected as a director. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, with the Company to which Ms. Li was or is to be a party, in which Ms. Li, or any member of her immediate family, has a direct or indirect material interest.

Ms. Li will initially receive prorated compensation based on the compensation otherwise payable to the Company’s other non-employee directors: an annual retainer of $235,000, payable $65,000 in cash and $170,000 in restricted stock units. In addition, Ms. Li will receive a one-time award of restricted stock units with a grant date fair value equal to $100,000 (vesting on the first anniversary of the award date).

Item 7.01	Regulation FD.

A copy of the press release announcing the appointment of Ms. Li to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On February 16, 2018, the Company’s Board approved the inclusion of a management proposal in the proxy statement for the Company’s 2018 Annual Meeting of Stockholders to be held on May 1, 2018 recommending to stockholders that they approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the Company’s classified board of directors structure.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as a part of this report:

Exhibit Number	Description

99.1	Press Release of Knowles Corporation dated February 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOWLES CORPORATION

Date: February 21, 2018	By:	/s/ Thomas G. Jackson
Thomas G. Jackson
Senior Vice President, General Counsel & Secretary